Exhibit 10.1

Cole Corporate Income Operating Partnership III, LP
September 28, 2017
Ryan Dempsey
JPMorgan Chase Bank, N.A.
201 N. Central Ave., Fl. 20
Mail Code: AZ1-1319
Phoenix, AZ 85004

JPMorgan Chase Bank, N.A.
10 South Dearborn, Fl. 07
Mail Code: IL1-0010
Chicago, IL 60603
Attention: Commercial Loan Services

Jennifer Power
Vice President - Institutional Real Estate
KeyBank Real Estate Capital
1200 Abernathy Road NE, Suite 1150
Atlanta, GA 30328

RE:
Credit Agreement dated as of September 23, 2016 (the "Credit Agreement") among Cole Corporate Income Operating Partnership III, LP, as Borrower (the "Borrower"), and JPMorgan Chase Bank, N.A., as Administrative Agent, L/C Issuer and a Lender, and KeyBank National Association, as a Lender

Ladies and Gentlemen:
All capitalized terms in this letter that are not herein defined, shall be as defined in the Credit Agreement.
By this letter, the Borrower hereby requests the approval and agreement of the Administrative Agent and Lenders of the following:

1.
Effective as of September 23, 2017, the limitations in clauses (A), (B) and (F) of the first proviso in the definition of “Asset Value” contained in the Credit Agreement shall not apply until after the second anniversary date of the date of the Credit Agreement.

2.
Notwithstanding the date of February 28, 2018 stated in Subsection 6.13(c)(i) of the Credit Agreement, not until the second anniversary date of the Credit Agreement, shall it be required that the Pool of Qualified Properties never be less than five (5) Qualified Properties, with an aggregate Asset Value of at least $100,000,000. Nothing in the immediately preceding sentence shall alter or limit the application of Subsection 6.13(c)(ii) of the Credit Agreement.

By Borrower's signature below, Borrower hereby approves and agrees to the items set forth above. By your respective signatures below, you hereby approve and agree to the items set forth above. Our respective approvals and agreements shall be limited to only the foregoing items and shall not modify, amend or waive any other term or provision of the Credit Agreement or any of the other Loan Documents. The approvals and agreements of the Borrower, Administrative Agent and Lenders below, and the Acknowledgement and Agreement of Guarantors may be executed in counterparts.
Very truly yours,
COLE CORPORATE INCOME OPERATING PARTNERSHIP III, LP, a Delaware limited partnership

By: COLE Office & Industrial REIT (CCIT III),
Inc., its General Partner

By:/s/ Nathan D. DeBacker
Name: Nathan D. DeBacker
Title: Chief Financial Officer and
Treasurer

Agreed and approved as of the date first set forth above:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:/s/ Ryan Dempsey
Name: Ryan Dempsey
Title:     Authorized Officer

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Jennifer Power
Name: Jennifer Power
Title: Vice President

[Acknowledgement and Agreement of Guarantors on the following page]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
Each of the undersigned hereby acknowledges and consents to the foregoing and agrees that that the foregoing shall not in any way limit or reduce any of its respective liabilities and obligations pursuant to the Mortgage Instrument, the Guaranty or any other Loan Document previously executed by the undersigned. Executed as of the date first set forth above.
COLE Office & Industrial REIT (CCIT III),
Inc., a Maryland corporation

By:/s/ Nathan D. DeBacker
Name:    Nathan D. DeBacker
Title:    Chief Financial Officer and Treasurer

VEREIT OFC Milford OH, LLC, a Delaware
limited liability company

By:    Cole Corporate Income Advisors III,
LLC, a Delaware limited liability company, its Manager

By:/s/ Todd Weiss
Name:    Todd Weiss
Title:    General Counsel, Real Estate and
Assistant Secretary